UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 19, 2011

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54376	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

On July 19, 2011, TNP Strategic Retail Trust, Inc. (the “Company”) acquired a fee simple interest in a single-tenant necessity retail center located in Chester, South Carolina, commonly known as Cochran Bypass (the “Cochran Property”) through TNP SRT Cochran Bypass, LLC, a wholly owned subsidiary of TNP Strategic Retail Operating Partnership, LP, the Company’s operating partnership. The Company is filing this Current Report on Form 8-K to provide the required financial information related to the Company’s acquisition of the Cochran Property, including the unaudited statements of revenues and certain expenses for the six months ended June 30, 2011 and the audited statements of revenues and certain expenses for the years ended December 31, 2010 and 2009. Although the acquisition of the Cochran Property is not considered significant within the meaning of Rule 3-14, the Company is providing the accompanying financial statements pursuant to the undertaking in the Company’s Registration Statement on Form S-11 (File No. 333-154975) to provide financial information required by Rule 3-14 with respect to properties acquired from a related party.

(a) Financial Statements of Real Estate Property Acquired.

The following financial statements are submitted at the end of this Current Report on Form 8-K and are filed herewith.

		Page

Cochran Bypass

I.	Independent Auditors’ Report	2
II.	Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2011 (unaudited) and for the Years Ended December 31, 2010 and 2009	3
III.	Notes to Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2011 (unaudited) and for the Years Ended December 31, 2010 and 2009	4

(b) Unaudited Pro Forma Financial Information.

The following financial information is submitted at the end of this Current Report on Form 8-K and is furnished herewith.

TNP Strategic Retail Trust, Inc. and Subsidiaries

I.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2011	8
II.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2010	9
III.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2011	10
IV.	Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2011, Unaudited Pro Forma Statements of Operations for the Year Ended December 31, 2010 and the Six Months Ended June 30, 2011	11

(c) Shell Company Transactions.

Not applicable

(d) Exhibits.

None

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

TNP Strategic Retail Trust, Inc.

We have audited the accompanying statements of revenues and certain expenses of Cochran Bypass, or the Property, for the years ended December 31, 2010 and 2009. These statements of revenues and certain expenses are the responsibility of the Property’s management. Our responsibility is to express an opinion on the statements of revenues and certain expenses based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the statements of revenues and certain expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements of revenues and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statements of revenues and certain expenses, and are not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statements of revenues and certain expenses present fairly, in all material respects, the revenues and certain expenses as described in Note 1 to the statements of revenues and certain expenses of Cochran Bypass for the years ended December 31, 2010 and 2009 in conformity with accounting principles generally accepted in the United States of America.

/s/ KMJ Corbin & Company LLP
Costa Mesa, California
February 9, 2012

COCHRAN BYPASS

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Six Months Ended June 30, 2011 (unaudited) and

For The Years Ended December 31, 2010 and 2009

	For the Six Months Ended June 30, 2011 (unaudited)	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Revenue:
Rental income	$148,000	$297,000	$296,000

Certain expenses:
Building and ground maintenance	7,000	18,000	13,000
Real estate taxes	22,000	43,000	44,000
Electricity, water and gas utilities	1,000	3,000	2,000
Property management fees	—	—	—
Insurance	2,000	5,000	5,000
General and administrative	19,000	41,000	11,000

Total certain expenses	51,000	110,000	75,000

Revenues in excess of certain expenses	$97,000	$187,000	$221,000

The accompanying notes are an integral part of the statements of revenues and certain expenses.

COCHRAN BYPASS

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Six Months Ended June 30, 2011 (unaudited) and

For The Years Ended December 31, 2010 and 2009

NOTE 1 – ORGANIZATION AND BASIS OF PRESENTATION

Organization

The accompanying statements of revenues and certain expenses include the operations of Cochran Bypass, or the Property, a single-tenant retail center located in Chester County, South Carolina. The Property has approximately 46,000 gross leaseable square feet and was 100% occupied by a single tenant as of June 30, 2011 (unaudited) and December 31, 2010 and 2009.

Basis of Presentation

The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission, or the SEC, which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statements of revenues and certain expenses include the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and therefore, the statements of revenues and certain expenses are not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of interest expense, depreciation and amortization and federal and state income taxes.

The accompanying statements of revenues and certain expenses are not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by TNP Strategic Retail Trust, Inc., or the Company, in the future operations of the Property have been excluded.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

The lease is classified as an operating lease. Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Property Management Fees

For the six months ended June 30, 2011 and for the years ended December 31, 2010 and 2009, the owners of the Property contracted with a related entity of the Company to manage the Property for no compensation. For the six months ended June 30, 2011 and for the years ended December 31, 2010 and 2009, the Property incurred no property management fees.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ materially from those estimates.

Unaudited Interim Information

The statement of revenues and certain expenses for the six months ended June 30, 2011 is unaudited. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of results of the interim period. All such adjustments are of a normal recurring nature.

NOTE 3 – LEASES

The Property has entered into an operating lease agreement with the tenant at the Property that expires in 2019. The aggregate annual future minimum lease payments to be received under the existing non-cancelable operating lease as of June 30, 2011 are as follows:

Years Ending December 31,	Minimum Lease Payments
2011(1)	$117,000
2012	234,000
2013	234,000
2014	234,000
2015	234,000
Thereafter	878,000

$1,931,000

(1)	For the period from July 1, 2011 to December 31, 2011

The lease at the Property also requires reimbursement of the tenant’s share of common area expenses, real estate taxes and other expenses, which are not included in the amounts above. The tenant lease includes tenant renewal options that can extend the lease term.

NOTE 4 – TENANT CONCENTRATION

For the six months ended June 30, 2011, the Property had one tenant occupying 100% (unaudited) of the total gross leasable area, which accounted for 100% (unaudited) of the total base rent.

Tenant Name	Date of Lease Expiration	Aggregate Base Rent For The Six Months Ended June 30, 2011 (unaudited)	% Aggregate Base Rent For The Six Months Ended June 30, 2011 (unaudited)
Bi-Lo, Inc.	09/30/2019	$117,000	100%

Aggregate base rent is based on contractual base rent from the lease in effect as of June 30, 2011. If this tenant was to default on its lease and a substitute tenant is not found, future revenue of the Property would be materially and adversely impacted.

For the year ended December 31, 2010, the Property had one tenant occupying 100% of the Property’s total gross leaseable area, which accounted for 100% of the total base rent.

Tenant Name	Date of Lease Expiration	Aggregate Base Rent For The Year Ended December 31, 2010	% Aggregate Base Rent For The Year Ended December 31, 2010
Bi-Lo, Inc.	09/30/2019	$234,000	100%

Aggregate base rent is based on contractual base rent from the lease in effect as of December 31, 2010. If this tenant were to default on its lease and a substitute tenant is not found, future revenue of the Property would be materially and adversely impacted.

For the year ended December 31, 2009, the Property had one tenant occupying 100% of the Property’s total gross leaseable area, which accounted for 100% of the total base rent.

Tenant Name	Date of Lease Expiration	Aggregate Base Rent For The Year Ended December 31, 2009	% Aggregate Base Rent For The Year Ended December 31, 2009
Bi-Lo, Inc.	09/30/2019	$234,000	100%

Aggregate base rent is based on contractual base rent from the lease in effect as of December 31, 2009. If this tenant were to default on its lease and a substitute tenant is not found, future revenue of the Property would be materially and adversely impacted.

NOTE 5 – COMMITMENTS AND CONTINGENCIES

Litigation

The Property may be subject to legal claims in the ordinary course of business. Management is not aware of potential claims, the outcome of which is likely to have a material adverse effect on the Property’s results of operations or financial condition.

Environmental Matters

In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and management is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.

Other Matters

Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.

NOTE 6 – SUBSEQUENT EVENT

On July 19, 2011, the Company, through TNP SRT Cochran Bypass, LLC, a wholly owned subsidiary of TNP Strategic Retail Operating Partnership, LP, the Company’s operating partnership, purchased the Property for a purchase price of $2,585,000, plus closing costs.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Pro forma Condensed Consolidated Financial Statements

For the Six Months Ended June 30, 2011 and

For The Year Ended December 31, 2010

As used herein, “we,” “us,” and “Company” refers to TNP Strategic Retail Trust, Inc. On July 19, 2011, we acquired a fee simple interest in a multi-tenant necessity retail center located at 40 J.A. Cochran Bypass in Chester, South Carolina, commonly known as Cochran Bypass, through TNP SRT Cochran Bypass, LLC, or TNP SRT Cochran Bypass, a wholly owned subsidiary of TNP Strategic Retail Operating Partnership, LP, or the Operating Partnership, from an affiliated third party seller. TNP SRT Cochran Bypass acquired Cochran Bypass for aggregate consideration of $2,585,000, comprised of (1) an assumption of all outstanding obligations on and after the closing date of the senior loan from First South Bank, or the Senior Loan, secured by Cochran Bypass in the aggregate principal amount of $1,220,000, (2) an assumption of all outstanding obligations on and after the closing date of a junior loan from TNP 2008 Participating Notes Program, LLC, a fund affiliated with our sponsor, secured by Cochran Bypass in the current principal amount of $775,000, or the Junior Loan, and (3) a carryback promissory note from the affiliated seller of Cochran Bypass in an amount of $579,000, or the Carryback Promissory Note.

On May 26, 2011, we acquired a fee simple interest in a multi-tenant necessity retail center located at 901 West Interstate Avenue, Bismark, North Dakota, commonly known as Pinehurst Square East through TNP SRT Pinehurst East, LLC, or TNP SRT Pinehurst East, a wholly owned subsidiary of the Operating Partnership, from an unaffiliated third party seller. TNP SRT Pinehurst East acquired Pinehurst Square East for an aggregate purchase price of $15,000,000, exclusive of closing costs. TNP SRT Pinehurst East financed the payment of the purchase price for Pinehurst Square East with (1) proceeds from our initial public offering, (2) approximately $9,750,000 in funds borrowed under our Credit Agreement with KeyBank National Association, or the Credit Agreement, and (3) issuance of approximately 287,472 units of the Operating Partnership’s common limited partnership interests, or the Units to certain of the sellers who elected to receive Units for an aggregate value of approximately $2,587,000.

On March 30, 2011, we acquired a fee simple interest in a multi-tenant necessity retail center located at 655 W. Craig Road, in North Las Vegas, Nevada, commonly known as Craig Promenade, through TNP SRT Craig Promenade, LLC, or TNP SRT Craig Promenade, a wholly owned indirect subsidiary of the Operating Partnership, from an unaffiliated third party seller. TNP SRT Craig Promenade acquired Craig Promenade for an aggregate purchase price of $12,800,000, exclusive of closing costs. TNP SRT Craig Promenade financed the payment of the purchase price for Craig Promenade with (1) proceeds from our initial public offering and (2) approximately $8,750,000 in funds borrowed under the Credit Agreement.

The accompanying unaudited pro forma condensed consolidated financial statements (including the notes thereto) are qualified in their entirety by reference to, and should be read in conjunction with, our Annual Report on Form 10-K for the year ended December 31, 2010 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2011. In management’s opinion, all adjustments necessary to reflect the transactions have been made. The accompanying unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2010 and the six months ended June 30, 2011 are presented as if we acquired Cochran Bypass, Pinehurst Square East, and Craig Promenade on January 1, 2010. The accompanying pro forma adjustments assume that we raised sufficient net offering proceeds in our initial public offering at a price of $10.00 per share to fund the purchase of the these properties as of January 1, 2010.

The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the date specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of Cochran Bypass, Pinehurst Square East, and Craig Promenade based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisition and are subject to change.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2011

	As of June 30, 2011 as Reported (A)	Total Acquisitions Pro Forma Adjustments (B)		Pro Forma As of June 30, 2011
ASSETS
Investment in Real Estate
Land	$25,979,000	$776,000		$26,755,000
Building and Building Improvements	40,557,000	1,412,000		41,969,000
Tenant Improvements	2,333,000	67,000		2,400,000

	68,869,000	2,255,000		71,124,000
Accumulated Depreciation	(1,886,000)	(3,000)		(1,889,0000)

Investments in real estate, net	66,983,000	2,252,000		69,235,000
Investments in mortgage notes receivable, net	18,000,000	—		18,000,000

Investments in real estate and mortgage assets, net	84,983,000	2,252,000		87,235,000
Cash and Cash Equivalents	581,000	—		581,000
Restricted Cash	436,000	—		436,000
Prepaid Expenses and Other Assets	684,000	2,000		686,000
Accounts Receivable	825,000	7,000		832,000
Acquired Lease intangibles, net	9,020,000	350,000		9,370,000
Deferred Costs
Organization and Offering	1,590,000	—		1,590,000
Financing Fees, net	1,350,000	—		1,350,000

Total deferred costs, net	2,940,000	—		2,940,000

Assets held for sale	4,533,000	—		4,533,000

Total assets	$104,002,000	$2,611,000		$106,613,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Accounts payable and accrued expenses	$1,144,000	57,000		1,201,000
Amounts due to affiliates	2,443,000	—		2,443,000
Other liabilities	401,000	—		401,000
Notes payable	74,566,000	2,569,000		77,135,000
Acquired below market lease intangibles, net	2,708,000	22,000		2,730,000

Total liabilities	81,262,000	2,648,000		83,910,000

Commitments and contingencies
Equity:
Preferred stock, $0.01 par value per share; 50,000,000 shares authorized; none issued and outstanding as of June 30, 2011 and December 31, 2010, respectively	—	—		—
Common stock, $0.01 par value per share; 400,000,000 shares authorized, 3,516,034 and 2,382,317 shares issued and outstanding as of June 30, 2011 and December 31, 2010, respectively	35,000	—		35,000
Additional paid-in capital	31,814,000	—		31,814,000
Accumulated deficit	(10,531,000)	(37,000	)(C)	(10,568,000)

Total stockholders’ equity	21,318,000	(37,000)		21,281,000
Non-controlling interests	1,422,000	—		1,422,000

Total equity	22,740,000	(37,000)		22,703,000

Total liabilities and equity	$104,002,000	$2,611,000		$106,613,000

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For The Year Ended December 31, 2010

	For the Year Ended December 31, 2010 (D)	Cochran Bypass Pro Forma Adjustments (E)		Pinehurst Square East Pro Forma Adjustments (E)		Craig Promenade Pro Forma Adjustments (E)		Pro forma for the Year Ended December 31, 2010
Revenue:
Rental income	$4,633,000	$297,000	(F)	$1,712,000	(F)	$1,432,000	(F)	$8,074,000
Other property income	—	—		—		—		—

Total Revenue	4,633,000	297,000		1,712,000		1,432,000		8,074,000
Expenses:
Operating and maintenance	2,014,000	69,000	(G)(H)	503,000	(G)(H)	359,000	(G)(H)	2,945,000
General and administrative	1,730,000	41,000		95,000		14,000		1,880,000
Depreciation and amortization	2,024,000	126,000	(I)	877,000	(I)	612,000	(I)	3,639,000
Acquisition Expenses	1,353,000	38,000		440,000		410,000		2,241,000
Interest Expense	2,009,000	216,000	(J)	558,000	(J)	985,000	(J)	3,768,000

Total Expenses	9,130,000	490,000		2,473,000		2,380,000		14,473,000

Loss before other income (expense)	(4,497,000)	(193,000)		(761,000)		(948,000)		(6,399,000)
Other income and expense	—	—		—		—		—
Interest income	4,000	—		—		—		4,000

Loss before discontinued operations	(4,493,000)	(193,000)		(761,000)		(948,000)		(6,395,000)
Income (loss) from discontinued operations	101,000	—		—		—		101,000

Net loss	(4,392,000)	(193,000)		(761,000)		(948,000)		(6,294,000)
Net loss attributable to non-controlling interest	5,000	—		—		—		5,000

Net loss attributable to stockholders	$(4,387,000)	$(193,000)		$(761,000)		$(948,000)		$(6,289,000)

Net earnings (loss) per share — basic and diluted
Continuing operations	$(3.03)							$(1.41)
Discontinued operations	$0.07							$0.02
Weighted-average number of common shares outstanding — basic and diluted	1,483,179							4,521,679	(K)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated statement of operations.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For The Six Months Ended June 30, 2011

	For the Six Months Ended June 30, 2011 (D)	Cochran Bypass Pro Forma Adjustments (E)		Pinehurst Square East Pro Forma Adjustments (E)		Craig Promenade Pro Forma Adjustments (E)		Pro forma for the Six Months Ended June 30, 2011
Revenue:
Rental income	$4,056,000	$148,000	(F)	$681,000	(F)	$358,000	(F)	$5,243,000
Other property income	—	—		—		—		—

Total Revenue	4,056,000	148,000		681,000		358,000		5,243,000
Expenses:
Operating and maintenance	1,784,000	32,000	(G)(H)	209,000	(G)(H)	90,000	(G)(H)	2,115,000
General and administrative	982,000	19,000		16,000		4,000		1,021,000
Depreciation and amortization	1,576,000	62,000	(I)	340,000	(I)	107,000	(I)	2,085,000
Acquisition Expenses	1,452,000	—		—		—		1,452,000
Interest Expense	1,503,000	106,000	(J)	218,000	(J)	113,000	(J)	1,940,000

Total Expenses	7,297,000	219,000		783,000		314,000		8,613,000

Loss before other income (expense)	(3,241,000)	(71,000)		(102,000)		44,000		(3,370,000)
Other income and expense	—	—		—		—		—
Interest income	134,000	—		—		—		134,000

Loss before discontinued operations	(3,107,000)	(71,000)		(102,000)		44,000		(3,236,000)
Income (loss) from discontinued operations	86,000	—		—		—		86,000

Net loss	$(3,021,000)	$(71,000)		$(102,000)		$44,000		$(3,150,000)
Net loss attributable to non-controlling interest	137,000	—		—		—		137,000

Net loss attributable to common stockholders	$(2,884,000)	$(71,000)		$(102,000)		$44,000		$(3,013,000)

Net earnings (loss) per share — basic and diluted
Continuing operations	$(1.06)							$(0.55)
Discontinued operations	$0.03							$0.01
Weighted-average number of common shares outstanding — basic and diluted	2,805,487							5,843,987	(K)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated statement of operations.

TNP STRATEGIC RETAIL TRUST, INC.

1. Notes to Unaudited Pro forma Condensed Consolidated Balance Sheet as of June 30, 2011, and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2010 and the Six Months Ended June 30, 2011

(A)	As reported in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2011.

(B)	Reflects the purchase price of the assets acquired and liabilities incurred or assumed by us in connection with the Cochran Bypass acquisition completed subsequent to June 30, 2011. The purchase price allocation is preliminary and is subject to change.

(C)	Amount represents the acquisition related income and expenses incurred at the time of acquisition, not included in the historical results.

(D)	Reflects our historical consolidated operations as reported in our Annual Report on Form 10-K for the year ended December 31, 2010 and our Quarterly Report on Form 10-Q for the six months ended June 30, 2011, as applicable.

(E)	Amounts represent pro forma adjustments, based on historical operations of Cochran Bypass, Pinehurst Square East, and Craig Promenade which were acquired during the first seven months of 2011.

(F)	Reflects rental revenues based on the historical and pro forma operations for the year ended December 31, 2010 and the six months ended June 30, 2011, as applicable.

(G)	Reflects property operating expenses (not reflected in our historical statement of operations for the year ended December 31, 2010 and the six months ended June 30, 2011, as applicable) based on the historical operations of the previous owner.

(H)	Included in such amount are property management fees that would be due to our property manager, TNP Property Manager, LLC, or (Property Manager), had Cochran Bypass, Pinehurst Square East, and Craig Promenade been acquired on January 1, 2010. Each property management agreement requires us to pay Property Manager a monthly property management fee of 5% of each of Cochran Bypass’s, Pinehurst Square East’s, and Craig Promenade’s gross revenue.

(I)	Amounts represent depreciation and amortization expense on the allocation of the purchase price. Depreciation and amortization expense is recognized using the straight-line method over an estimated useful life of 45 to 47 years for buildings and 3 to 203 months for improvements, in place leases and lease commissions.

The amounts allocated to above market leases and below market leases are amortized to rental income over the remaining terms of the acquired leases, which range from 3 to 120 months and from 69-203 months, respectively.

The purchase price allocations, and therefore, depreciation and amortization expense, are preliminary and subject to change.

(J)	Amount represents interest expense and the amortization of the corresponding deferred financing costs on the Credit Agreement, the Senior Loan, the Junior Loan, and the Carryback Promissory Note. The Credit Agreement bears interest at a variable rate.

(K)	Represents the weighted average number of shares of our common stock from our initial public offering, at $10.00 per share, required to generate sufficient offering proceeds, net of offering costs, to fund the purchase of Cochran Bypass, Pinehurst Square East, and Craig Promenade. The calculation assumes these proceeds were raised as of January 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: February 9, 2012

	By:	/s/ JAMES R. WOLFORD
James R. Wolford
Chief Financial Officer, Treasurer & Secretary